Exhibit 99.1

FOR IMMEDIATE RELEASE

Village Farms International Completes Acquisition of Pure Sunfarms’ Shares to Own 100% of Canada’s Premier Cannabis Supplier – Transaction Marks Significant Milestone in Village Farms Transformation to a Plant-Based CPG Company

Vancouver, British Columbia, November 2, 2020 – Village Farms International, Inc. (“Village Farms” or the “Company”) (NASDAQ: VFF; TSX: VFF) today announced it has completed the acquisition from Emerald Health Therapeutics, Inc. (“Emerald”) of 36,958,500 common shares of Pure Sunfarms Corp. (“Pure Sunfarms”) owned by Emerald, representing approximately 41.3% of the issued and outstanding common shares of Pure Sunfarms (the “Pure Sunfarms Transaction”).  With the completion of the Pure Sunfarms Transaction, Village Farms now owns 100% of the common shares of Pure Sunfarms.  The acquisition of the Pure Sunfarms shares will be immediately accretive to Village Farms’ net income.

“Village Farms conceived of a joint venture to launch its Canadian cannabis business, and the result, Pure Sunfarms, is now one of the leading Canadian cannabis companies. With this transaction our shareholders will now fully benefit from our initiative," said Michael DeGiglio, CEO, Village Farms. “Pure Sunfarms is well positioned for long-term growth as one of what we believe will be just a small number of major suppliers to the Canadian cannabis market. Importantly, as part of the Village Farms organization Pure Sunfarms can now pursue additional opportunities to further leverage its success to date and increase its earnings potential. I am pleased to welcome the outstanding management team and employees of Pure Sunfarms to our organization, and welcome back so many Village Farms’ personnel who transitioned to our cannabis venture in the early days to ensure that Pure Sunfarms would benefit fully from Village Farms’ decades of experience and site-specific operational expertise. Pure Sunfarms’ CEO, Mandesh Dosanjh, and his entire team have done exceptional work in bringing Village Farms’ vision to reality, and we look forward to their continued contribution to its success as part of Village Farms going forward.”

“The acquisition of the entirety of Pure Sunfarms is a defining moment for Village Farms, furthering our transformation to a vertically integrated, plant-based consumer packaged goods company.  It allows us to fully leverage the invaluable cannabis expertise Village Farms has gained in combination with the organizational strength underlying the Village Farms produce business to pursue high-growth opportunities in emerging legal cannabis and CBD  markets in the United States and targeted markets internationally.  We will do so with the same thoughtfulness, prudence, strategic decision making and focus on near-term profitability and long-term return on invested capital that has been fundamental to the success of our investment in Pure Sunfarms.”

“We especially look forward to the potential for U.S. regulatory changes that would permit us to pursue our U.S. cannabis aspirations.  With one of the largest greenhouse footprints in the U.S., located in one of the best regions for growing in the country, alongside our cannabis success in Canada, we believe there is no company better positioned for long-term success in the U.S. cannabis industry.  We are ready to move quickly and aggressively as soon as the regulatory environment permits.”

Upon closing of the Pure Sunfarms Transaction, Pure Sunfarms will be fully consolidated in Village Farms’ financial results.  Village Farms will report its third quarter financial results and the third quarter financial results of Pure Sunfarms on November 13, 2020. Village Farms’ financial results for the three and nine months ended September 30, 2020 will continue to reflect Village Farms’ 58.7% ownership of Pure Sunfarms as an investment in a joint venture.

Within 75 days of the close, the Company is required to file with the U.S. Securities and Exchange Commission, on Form 8-K/A, historical financial statements for Pure Sunfarms, together with unaudited pro forma combined financial statements of the Company as if the Pure Sunfarms Transaction had occurred on January 1, 2020.

The total purchase price for the Emerald shares of C$79.9 million (US$60.0 million) was satisfied through a C$60.0 million (US$45.0 million) cash payment and a C$19.9 million (US$14.9 million) promissory note due six months from the closing date of the Pure Sunfarms Transaction.

Concurrent with the close of the Pure Sunfarms Transaction, the existing Pure  Sunfarms Shareholders Agreement between Village Farms and Emerald has terminated, as has the Delta 1 – Option to Lease Agreement.

Origin Merchant Partners acted as advisors to Village Farms for the Pure Sunfarms Transaction.

About Village Farms International, Inc.

Village Farms is one of the largest and longest-operating greenhouse growers in North America, and is leveraging its decades of experience as a large-scale, low-cost intensive agriculture and vertically integrated produce supplier to pursue high-value, high-growth plant- Consumer Packaged Goods opportunities in cannabis and CBD in North America and selected markets internationally.

In Canada, Village Farms’ wholly owned subsidiary, British-Columbia-based Pure Sunfarms, is based one of the single largest cannabis operations in the world, the lowest-cost greenhouse producer, one of the best-selling brands, and has generated profitability for six consecutive quarters.

In the U.S., subject to compliance with all applicable U.S. federal and state laws, Village Farms is pursuing a strategy to become a leading developer and supplier of branded and white-labeled CBD products  targeting "big box" and other major retailers and consumer packaged goods companies, and with one the largest greenhouse operations in country, is well positioned for the potential federal legalization of high-THC cannabis.

Internationally, Village Farms is strategically targeting selected, nascent, legal cannabis and CBD opportunities with significant long-term potential, with an initial focus on the Asia-Pacific region through its investment in Australia-based Altum International.

Cautionary Statement Regarding Forward-Looking Information

This press release contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and is subject to the safe harbor created by those sections. This press release also contains "forward-looking information" within the meaning of applicable Canadian securities law. We refer to such forward-looking statements and forward-looking information collectively as "forward-looking statements". Forward-looking statements may relate to the Company's future outlook or financial position and anticipated events or results and may include statements regarding the financial position, business strategy, budgets, expansion plans, litigation, projected production, projected costs, capital expenditures, financial results, taxes, plans and objectives of or involving the Company. Particularly, statements regarding future results, performance, achievements, prospects or opportunities for the Company, the greenhouse vegetable industry or the cannabis industry are forward-looking statements. In some cases, forward-looking information can be identified by such terms as "outlook", "may", "might", "will", "could", "should", "would", "occur", "expect", "plan", "anticipate", "believe", "intend", "try", "estimate", "predict", "potential", "continue", "likely", "schedule", "objectives", or the negative or grammatical variation thereof or other similar expressions concerning matters that are not historical facts. The forward-looking statements in this press release are subject to risks that may include, but are not limited to: our limited operating history, including that of Pure Sunfarms  and our start-up operations of growing hemp in the United States; the legal status of the Pure Sunfarms cannabis business; risks relating to obtaining additional financing, including our dependence upon credit facilities; potential difficulties in achieving and/or maintaining profitability; variability of product pricing; risks inherent in the cannabis, hemp and agricultural businesses; the ability of Pure Sunfarms to cultivate and distribute cannabis in Canada; existing and new governmental regulations, including risks related to regulatory compliance and licenses (e.g., Pure Sunfarms’ ability to obtain licenses for its Delta 2 greenhouse facility as well as additional licenses under the Canadian Act Respecting Cannabis To Amend to the Controlled Drugs and Substances Act, the Criminal Code and other Acts, S.C. 2018, c. 16 (Canada) for its Delta 3 greenhouse facility), and changes in our regulatory requirements; risks relating to conversion of our greenhouses to cannabis production for Pure Sunfarms; risks related to rules and regulations at the U.S. federal (Food and Drug Administration  and United States Department of Agriculture), state and municipal levels with respect to produce and hemp; retail consolidation, technological advances and other forms of competition; transportation disruptions; product liability and other potential litigation; retention of key executives; labor issues; uninsured and underinsured losses; vulnerability to rising energy costs; environmental, health and safety risks, foreign exchange exposure, risks associated with cross-border trade; difficulties in managing our growth; restrictive covenants under our credit facilities; natural catastrophes; the ongoing and developing COVID-19 pandemic; and tax risks.

The Company has based these forward-looking statements on factors and assumptions about future events and financial trends that it believes may affect its financial condition, results of operations, business strategy and financial needs. Although the forward-looking statements contained in this press release are based upon assumptions that management believes are reasonable based on information currently available to management, there can be no assurance that actual results will be consistent with these forward-looking statements. Forward-looking statements necessarily involve known and unknown risks and uncertainties, many of which are beyond the Company's control, that may cause the Company's or the industry's actual results, performance, achievements, prospects and opportunities in future periods to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, among other things, the factors contained in the Company's filings with securities regulators, including our most recent Annual Report on Form 10-K, our subsequent

Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, each of which is available at www.sec.gov, as well as our filings on SEDAR, available at www.sedar.com. In particular, we caution you that our forward-looking statements are subject to the ongoing and developing circumstances related to the COVID-19 pandemic, which may have a material adverse effect on our business, operations and future financial results.

When relying on forward-looking statements to make decisions, the Company cautions readers not to place undue reliance on these statements, as forward-looking statements involve significant risks and uncertainties and should not be read as guarantees of future results, performance, achievements, prospects and opportunities. The forward-looking statements made in this press release relate only to events or information as of the date on which the statements are made in this press release. Except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

Contact Information

Lawrence Chamberlain Investor Relations (416) 519-4196 lawrence.chamberlain@loderockadvisors.com

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